UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 28, 2006
(Date of earliest event reported)

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31617 (Commission File Number)	72-0679819 (IRS Employer Identification No.)
2000 West Sam Houston Parkway South, Suite 1700,
                     Houston, Texas 77042
          (Address of principal executive offices)
(713) 267-7600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index

Item 1.01 Entry into a Material Definitive Agreement.
     On February 28, 2006, Bristow Group Inc., a Delaware corporation (the “Company”) and Mellon Investor Services LLC, as rights agent (the “Rights Agent”), entered into the Third Amendment (the “Third Amendment”) to the Rights Agreement, dated as of February 29, 1996, between the Company and the Rights Agent, as amended by the First Amendment to the Rights Agreement, dated as of May 6, 1997, between the Company and the Rights Agent and the Second Amendment to the Rights Agreement, dated as of January 10, 2003, between the Company and the Rights Agent, pursuant to which, among other things, the Company and the Rights Agent have agreed to extend the date on which the rights are set to expire to February 28, 2009.
     A copy of the Third Amendment is attached as Exhibit 4.2 to the Company's Amendment No. 1 to its Registration Statement on Form 8-A/A filed on March 2, 2006 and incorporated herein by reference. The foregoing description of the Third Amendment is qualified in its entirety by reference to the full text of Exhibit 4.1.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit Number	Description of Exhibit

4.1	Third Amendment to Rights Agreement, dated as of February 28, 2006, between Bristow Group Inc. (formerly known as Offshore Logistics, Inc.) and Mellon Investor Services LLC (incorporated by reference to Exhibit 4.2 to the Company’s Amendment No. 1 to its Registration Statement on Form 8-A/A filed on March 2, 2006).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.
Date: March 2, 2006	By:	/s/ Joseph A. Baj
Joseph A. Baj Vice President, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

4.1	Third Amendment to Rights Agreement, dated as of February 28, 2006, between Bristow Group Inc. (formerly known as Offshore Logistics, Inc.) and Mellon Investor Services LLC (incorporated by reference to Exhibit 4.2 to the Company’s Amendment No. 1 to its Registration Statement on Form 8-A/A filed on March 2, 2006).